T. Rowe Price Institutional High Yield Fund

Supplement to Summary Prospectus Dated October 1, 2018

On page 6, the portfolio manager table under “Management” is supplemented as follows:

Effective January 14, 2019, Rodney M. Rayburn will join Mark J. Vaselkiv as the fund’s co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Rayburn joined T. Rowe Price in 2014. Effective January 1, 2020, Mr. Vaselkiv will step down from his responsibilities as the fund’s co-portfolio manager, and Mr. Rayburn will continue to serve as the fund’s sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is January 14, 2019.

E137-041-S 1/14/19